ALTIRA ASSUMPTION AGREEMENT


         THIS  AGREEMENT  dated this 25th day of May, 2001 between Argo,  Inc. a
Israeli   corporation   ("Assignor");   Safetek  Acquisition  Corp.  a  Delaware
corporation ("Assignee"); and Altira Capital & Consulting, LLC. ("Altira").

                             W I T N E S S E S T H :

         WHEREAS, Assignor is a party to that certain contract (the "Altira Consulting Agreement") dated ____________ _____, 2001, between Argo and Altira, Inc;

         WHEREAS,   Assignor  wishes  to  assign  its  interest  in  the  Altira
Consulting Agreement to Assignee, and Assignee is willing to accept such assignment;

         WHEREAS, Altira is also a party to the Altira Consulting Agreement between Argo and Altira, and Altira is willing to consent to the Assignment by Assignor to Asignee of Assignor's interest in the Altira Consulting Agreement.

                           N O W   T H E R E F O R E ,

         In consideration of the Premises and for other good and valuable consideration, the Parties hereto agree that:

         1. Assignor hereby assigns to Assignee, and Assignee hereby irrevocably and unconditionally assumes, all of the rights, conditions, and obligations of Assignor in the Altira Consulting Agreement between Argo and Altira.

         2.  Altira hereby consents to the foregoing Assignment.




Argo, Inc.                                    Safetek Acquisition, Inc.
(Assignor)                                    (Assignee)

By: ______________________________            By: ______________________________
    Zvi Nachum, President                         Shmuel M. Shneibalg, President



Altira, Inc.

By: ______________________________
    Rob Shorr, President